                                  Preliminary
                           Marketing Memorandum for:

                                 $[50,000,000]

                           UCFC Funding Corporation
                                  (Depositor)

           Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1996-2


The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different
assumptions could yield substantially different results.   You are cautioned
that there is no universally accepted method for analyzing financial
instruments.   You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2



               PRICING INFORMATION
          -----------------------------------


Class:                   A

Approximate
Face Amount:             [50,000,000]

Coupon:                  TBD

Price:                   TBD

Yield:                   TBD

Spread:                  TBD

Exp Avg Life
to Maturity:             [6.54] yrs

Exp Avg Life
to 10% call:             [6.17] yrs

Exp 1st Prin Pmt:        [01/15/97]

Exp Mat:                 [12/15/10]

Stated Mat:              [04/15/28]

Pricing Speed:           175% MHP

Pricing Date:            TBD

Investor
Settle Date:             [12/31/96]

Pmt Delay:               14 days

Cut-off Date:            [12/01/96]

Dated Date:              [12/01/96]

Int Pmt:                 30/360

Pmt Terms:               Monthly

1st Int. Pmt Date:       [01/15/97]


Expected
Rating:                  AAA/Aaa/AAA
(S&P/Moody's/Fitch)


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2


Title of Certificates:  Manufactured Housing Contract Pass-Through
                        Certificates, Series 1996-2

Offered Certificates:   Class A Certificates.

Certificate Balance:    $ [50,000,000]

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Originators:            The Contracts were, and any Subsequent Contracts will
                        have been, originated or purchased by United Companies
                        Funding, Inc. ("UCFI"), United Companies or UNICOR
                        Mortgage, Inc. ("UNICOR," and collectively with UCFI and United Companies, the "Originators") Each
                        Originator is a Louisiana corporation and an affiliate of the Depositor.

Trustee:                [Bankers Trust Company of California, N.A.]

Sole Manager:           Prudential Securities Incorporated

Securities Offered:     100% MBIA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement  will be distributed after pricing.

Pricing Date:           TBD

Investor
Settlement Date:        [12/31/96]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      TBD     %

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing on January 15, 1997. The payment delay will be 14 days for the Certificates.

Interest Accrual:       The "Interest Accrual Period" for the Certificates will
                        be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Optional Termination:   The Servicer has the option to purchase from the Trust
                        all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal
                        Balance is less than 10% of the Aggregate  Cut-off Date
                        Pool Principal Balance.

Coupon Step-Up:         [If the Servicer does not exercise its option to call
                        on the Certificates at the 10% cleanup call date, then the coupon on the Certificates shall be raised by 50 bps.]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2



Pre-Funding Account:    On the Closing Date, the Trustee will establish and
                        thereafter maintain with itself a trust account  (the
                        "Pre-Funding Account"). On the Closing date, approximately $[6,984,000] in cash (the "Pre-Funded
                        Amount") will be deposited in the Pre-Funding Account which may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements
                        (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Certificates. During the period (the "Pre-Funding
                        Period") from the Closing Date to the earliest to occur of (i) the Funding Termination Date (defined below), (ii) an Event of Default under the Agreement and (iii) March 15, 1997, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement. The "Funding Termination Date" will be the date on which the Pre Funded amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Remittance Date at or immediately following the end of such Pre-Funding Period to the Certificate Holders.

The Manufactured
Housing Program:        The Contracts were originated or purchased by the
                        Originators in accordance with the policies and procedures described under the "The Manufactured
                        Housing Program" in the Prospectus. As described therein, United Companies has originated or purchased
                        Land-and-Home Contracts for several years. However, the volume and performance of those Contracts have not been tracked separately from the home equity loans originated by United Companies and affiliates. In May
                        1995, United Companies Financial Corporation, the ultimate parent of the Depositor and United Companies, established United Companies Funding, Inc., a Louisiana corporation headquartered in Minneapolis, Minnesota
                        ("UCFI"), to originate and purchase manufactured housing contracts which are secured by the related
                        Manufactured Home ("Chattel Contracts").

                        [Because UCFI has less than 18 months of operating history, the Depositor believes that historical information regarding the Contracts originated by UCFI does not have any predictive value in assessing the possible performance of the Contract Pool.]

Certificate Insurer:    MBIA Insurance Corporation ("MBIA").  MBIA's
                        claims-paying ability is rated "AAA"  by Standard &
                        Poor's, "Aaa" by Moody's Investors Service and "AAA" by
                        Fitch Investors  Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Reserve Account:        A Reserve account will be available to cover losses
                        prior to any draw on the Certificate  Insurance Policy.
                        The initial deposit and maintenance levels of the reserve account will be sized by the surety provider.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   Prior to the termination of the Pre-Funding Period, the
                        Offered Certificates may not be purchased by a pension or other employee benefit plan subject to the Employee
                        Retirement  Income Security Act of 1974, as amended
                        ("ERISA").

                        Upon termination of the Pre-Funding Period, the
                        Certificates will be ERISA eligible.   However, the
                        investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:   [Prior to the termination of the Pre-Funding Period,
                        the Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage
                        Market Enhancement Act of 1984  ("SMMEA").]

                        [Upon termination of the Pre-Funding Period, the Certificates will be SMMEA Eligible so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such , will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.]

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus  Supplement
                        (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2

Deal ID/CUSIP UCFCMH62                            Coupon                     N/A
Class         A      PASS THRU                    Accr  0.58500 1st Pmt 01/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /
WAM    (Orig)                                     Mat 04/15/28   Settle 12/31/96
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

          MHP 125   MHP 150   MHP 175   MHP 200   MHP 225   MHP 250   MHP 275
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    7.124     7.124     7.124     7.124     7.124     7.125     7.125
   99-23     7.121     7.121     7.121     7.121     7.120     7.120     7.120
   99-23+    7.118     7.118     7.117     7.117     7.117     7.116     7.116
   99-24     7.115     7.114     7.114     7.113     7.113     7.112     7.111
   99-24+    7.112     7.111     7.110     7.109     7.109     7.108     7.107
   99-25     7.109     7.108     7.107     7.106     7.105     7.103     7.102
   99-25+    7.106     7.105     7.103     7.102     7.101     7.099     7.098
   99-26     7.103     7.101     7.100     7.098     7.097     7.095     7.093
   99-26+    7.100     7.098     7.096     7.095     7.093     7.091     7.089
   99-27     7.097     7.095     7.093     7.091     7.089     7.087     7.084
   99-27+    7.094     7.092     7.089     7.087     7.085     7.082     7.080
   99-28     7.091     7.088     7.086     7.083     7.081     7.078     7.076
   99-28+    7.088     7.085     7.082     7.080     7.077     7.074     7.071
   99-29     7.085     7.082     7.079     7.076     7.073     7.070     7.067
   99-29+    7.082     7.078     7.075     7.072     7.069     7.066     7.062
   99-30     7.078     7.075     7.072     7.068     7.065     7.061     7.058
   99-30+    7.075     7.072     7.068     7.065     7.061     7.057     7.053
   99-31     7.072     7.069     7.065     7.061     7.057     7.053     7.049
   99-31+    7.069     7.065     7.061     7.057     7.053     7.049     7.044
  100-00     7.066     7.062     7.058     7.054     7.049     7.045     7.040
  100-00+    7.063     7.059     7.054     7.050     7.045     7.040     7.036
  100-01     7.060     7.056     7.051     7.046     7.041     7.036     7.031
  100-01+    7.057     7.052     7.047     7.042     7.037     7.032     7.027
  100-02     7.054     7.049     7.044     7.039     7.033     7.028     7.022
  100-02+    7.051     7.046     7.041     7.035     7.029     7.024     7.018
  100-03     7.048     7.043     7.037     7.031     7.025     7.019     7.013
  100-03+    7.045     7.039     7.034     7.028     7.021     7.015     7.009
  100-04     7.042     7.036     7.030     7.024     7.017     7.011     7.004
  100-04+    7.039     7.033     7.027     7.020     7.014     7.007     7.000
  100-05     7.036     7.030     7.023     7.016     7.010     7.003     6.996
  100-05+    7.033     7.026     7.020     7.013     7.006     6.999     6.991
  100-06     7.030     7.023     7.016     7.009     7.002     6.994     6.987
  100-06+    7.027     7.020     7.013     7.005     6.998     6.990     6.982
  100-07     7.024     7.017     7.009     7.002     6.994     6.986     6.978
  100-07+    7.021     7.013     7.006     6.998     6.990     6.982     6.973
  100-08     7.018     7.010     7.002     6.994     6.986     6.978     6.969
  100-08+    7.015     7.007     6.999     6.990     6.982     6.973     6.965
  100-09     7.012     7.004     6.995     6.987     6.978     6.969     6.960
  100-09+    7.009     7.000     6.992     6.983     6.974     6.965     6.956


Avg. Life    7.407     6.732     6.172     5.669     5.231     4.855     4.517
Mod. Dur.    5.109     4.760     4.456     4.177     3.925     3.702     3.496
1st  Pmt.    0.042     0.042     0.042     0.042     0.042     0.042     0.042
Last Pmt. 02/15/13  11/15/11  12/15/10  12/15/09  01/15/09  04/15/08  07/15/07

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2
________________________________________________________________________________

     -  UCFCMH62
     -  Cut Off Date of Tape is  12/2/96
     -  FIX
     -      $43,016,213.43
     -  Mortgage Summary Report
________________________________________________________________________________

Number of Mortgage Loans:                                   1,307

Aggregate Unpaid Principal Balance:                $43,016,213.43
Aggregate Original Principal Balance:              $43,061,224.65

Weighted Average Gross Coupon:                            11.492%
Gross Coupon Range:                             8.250% -  16.750%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $32,912.18
Average Original Principal Balance:                    $32,946.61

Maximum Unpaid Principal Balance:                     $114,849.53
Minimum Unpaid Principal Balance:                       $5,000.00

Maximum Original Principal Balance:                   $114,957.23
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         233.500
Stated Rem Term Range:                          54.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        233.683
Amortized Rem Term Range:                       56.000 -  360.055

Weighted Average Age (First Pay thru Last Pay):             0.446
Age Range:                                       0.000 -   58.000

Weighted Average Original Term:                           233.946
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             80.227
Original LTV Range:                            18.000% - 100.000%

Weighted Average Current LTV:                              80.155
Current LTV Range:                             18.000% - 100.000%

________________________________________________________________________________

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL

                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2

          GEOGRAPHICAL DISTRIBUTION
 ____________________________________________
                                   Total
          #           %           Current
 State  Loans        Pool         Balance

AL          2          .09            $37,593
AR          8          .51           $219,958
AZ          9         1.13           $486,832
CA          6          .47           $201,047
CO         14         1.27           $544,259
FL        157        12.18         $5,240,647
GA        115         9.02         $3,880,874
IA          2          .06            $27,900
IL          1          .06            $24,750
IN         17         1.76           $756,189
KS          2          .13            $57,003
KY         11          .82           $351,900
LA         65         4.12         $1,774,224
MA          1          .11            $49,200
MD          5          .40           $172,337
ME          5          .39           $168,875
MI         31         2.44         $1,050,281
MN         34         2.13           $915,500
MO          4          .33           $143,250
MS         21         1.47           $632,127
NC        236        19.05         $8,195,940
NH          2          .14            $59,900
NM         21         1.82           $783,469
NY          6          .78           $336,933
OH         10          .78           $335,225
OK          6          .40           $172,900
OR          4          .40           $173,337
PA         22         1.26           $542,302
SC        208        14.60         $6,281,935
TN         38         3.05         $1,311,409
TX        203        15.12         $6,504,166
VA         11          .89           $384,075
VT          2          .23            $99,100
WA          2          .24           $104,346
WI          4          .29           $126,286
WV         16         1.28           $551,727
Unknown     6          .74           $318,417
_____________________________________________
Total.. 1,307       100.00%       $43,016,213
=============================================


                   CURRENT MORTGAGE AMOUNT

____________________________________________________________________________
                                                     Total
             Current               #      %         Current
          Mortgage Amt.           Loan   Pool       Balance

         Balance <=   5,000           1    .01         $5,000.00
  5,000 < Balance <=  10,000         53    .99       $427,301.29
 10,000 < Balance <=  15,000        120   3.51     $1,508,026.28
 15,000 < Balance <=  20,000        109   4.52     $1,942,718.67
 20,000 < Balance <=  25,000        159   8.39     $3,610,515.13
 25,000 < Balance <=  30,000        189  12.15     $5,227,588.27
 30,000 < Balance <=  35,000        154  11.62     $4,997,846.95
 35,000 < Balance <=  40,000        137  12.00     $5,161,991.72
 40,000 < Balance <=  45,000        105  10.34     $4,447,453.68
 45,000 < Balance <=  50,000         93  10.24     $4,406,578.38
 50,000 < Balance <=  55,000         65   7.89     $3,393,249.91
 55,000 < Balance <=  60,000         54   7.21     $3,099,448.28
 60,000 < Balance <=  65,000         23   3.36     $1,443,546.71
 65,000 < Balance <=  70,000         16   2.51     $1,079,725.74
 70,000 < Balance <=  75,000         17   2.87     $1,234,501.27
 75,000 < Balance <=  80,000          4    .71       $306,928.77
 80,000 < Balance <=  85,000          4    .77       $330,658.87
 90,000 < Balance <=  95,000          3    .65       $278,283.98
110,000 < Balance <= 115,000          1    .27       $114,849.53
____________________________________________________________________________
Total.....                        1,307 100.00%   $43,016,213.43
============================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2



                       GROSS COUPON
__________________________________________________________________
                                                    Total
             Gross                #      %         Current
             Coupon              Loan   Pool       Balance

 8.00% < Gross Coupon <=  8.25%     10   1.08       $464,780.97
 8.25% < Gross Coupon <=  8.50%      9    .99       $426,961.46
 8.50% < Gross Coupon <=  8.75%      4    .48       $205,868.79
 8.75% < Gross Coupon <=  9.00%      7    .84       $359,803.50
 9.00% < Gross Coupon <=  9.25%     11   1.13       $487,663.77
 9.25% < Gross Coupon <=  9.50%     11    .99       $424,517.81
 9.50% < Gross Coupon <=  9.75%     22   2.44     $1,047,858.66
 9.75% < Gross Coupon <= 10.00%     44   4.30     $1,850,194.88
10.00% < Gross Coupon <= 10.25%     63   6.06     $2,605,897.10
10.25% < Gross Coupon <= 10.50%    128  11.01     $4,736,632.44
10.50% < Gross Coupon <= 10.75%     88   6.86     $2,952,861.50
10.75% < Gross Coupon <= 11.00%    144  10.61     $4,565,296.72
11.00% < Gross Coupon <= 11.25%     71   4.79     $2,061,487.31
11.25% < Gross Coupon <= 11.50%     73   5.61     $2,413,108.39
11.50% < Gross Coupon <= 11.75%     81   5.15     $2,214,902.43
11.75% < Gross Coupon <= 12.00%    121   8.16     $3,510,970.24
12.00% < Gross Coupon <= 12.25%     81   4.58     $1,971,242.84
12.25% < Gross Coupon <= 12.50%     73   6.95     $2,990,161.58
12.50% < Gross Coupon <= 12.75%     35   2.15       $926,244.09
12.75% < Gross Coupon <= 13.00%     22   1.26       $540,193.25
13.00% < Gross Coupon <= 13.25%     34   2.89     $1,243,729.49
13.25% < Gross Coupon <= 13.50%     43   3.96     $1,702,218.35
13.50% < Gross Coupon <= 13.75%     10    .81       $346,555.43
13.75% < Gross Coupon <= 14.00%     21   1.36       $585,457.86
14.00% < Gross Coupon <= 14.25%      4    .18        $75,734.97
14.25% < Gross Coupon <= 14.50%     14    .99       $427,253.46
14.50% < Gross Coupon <= 14.75%     17    .93       $399,500.00
14.75% < Gross Coupon <= 15.00%     26   1.13       $484,916.65
15.00% < Gross Coupon <= 15.25%     17    .98       $423,468.81
15.25% < Gross Coupon <= 15.50%     22   1.30       $559,230.68
16.50% < Gross Coupon <= 16.75%      1    .03        $11,500.00
__________________________________________________________________
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================


                         REMAINING TERM
__________________________________________________________________
                                                    Total
                                  #      %         Current
         Remaining Term          Loan   Pool       Balance


 48 < Rem Term <=  60               30    .84       $363,388.50
 60 < Rem Term <=  72                6    .19        $80,174.06
 72 < Rem Term <=  84               41   1.19       $512,734.51
 84 < Rem Term <=  96               10    .36       $153,450.16
 96 < Rem Term <= 108                4    .18        $78,679.91
108 < Rem Term <= 120              157   7.56     $3,251,623.51
120 < Rem Term <= 132                1    .05        $20,729.17
132 < Rem Term <= 144              150   9.02     $3,881,161.42
168 < Rem Term <= 180              294  21.68     $9,324,510.40
192 < Rem Term <= 204                1    .07        $31,600.00
228 < Rem Term <= 240              315  27.53    $11,843,910.54
276 < Rem Term <= 288                2    .15        $65,019.00
288 < Rem Term <= 300              154  13.90     $5,978,763.41
336 < Rem Term <= 348                1    .15        $62,541.13
348 < Rem Term <= 360              141  17.13     $7,367,927.71
__________________________________________________________________
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-2

                        ORIGINAL MATURITY
__________________________________________________________________
                                                    Total
            Original              #      %         Current
            Maturity             Loan   Pool       Balance

50  < Original Maturity <=  60      30    .84       $363,388.50
70  < Original Maturity <=  80       5    .16        $68,589.00
80  < Original Maturity <=  90      42   1.22       $524,319.57
90  < Original Maturity <=  100      9    .28       $119,087.23
100 < Original Maturity <=  110      2    .13        $54,197.19
110 < Original Maturity <=  120    158   7.58     $3,260,764.57
140 < Original Maturity <=  150    153   9.19     $3,951,595.18
170 < Original Maturity <=  180    294  21.68     $9,324,510.40
200 < Original Maturity <=  210      1    .07        $31,600.00
230 < Original Maturity <=  240    315  27.53    $11,843,910.54
290 < Original Maturity <=  300    156  14.05     $6,043,782.41
350 < Original Maturity <=  360    142  17.27     $7,430,468.84
__________________________________________________________________
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================


                  LOAN AGE IN MONTHS
__________________________________________________________________
                                                    Total
                                  #      %         Current
       Age of Loan               Loan   Pool       Balance

  0 = Age                          964  74.59    $32,085,758.30
  0 < Age <=  12                   338  25.20    $10,839,295.25
 12 < Age <=  24                     3    .10        $41,455.29
 36 < Age <=  48                     1    .04        $15,341.66
 48 < Age <=  60                     1    .08        $34,362.93
__________________________________________________________________
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.